Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

Contact:	Kevin Hayes
SVP/ General Counsel,
Secretary, and Chief
Governance Officer
717.339.5161
khayes@acnb.com

ACNB Corporation announceS Completion

of Traditions BANCORP, inc. Acquisition

GETTYSBURG, PA, February 3, 2025 --- ACNB Corporation (NASDAQ: ACNB), the parent financial holding company of ACNB Bank, a Pennsylvania state-chartered, FDIC-insured community bank, headquartered in Gettysburg, PA, announced the completion of the acquisition of Traditions Bancorp, Inc. (“Traditions”) and its wholly-owned subsidiary, Traditions Bank, headquartered in York, PA, effective February 1, 2025. Traditions was merged with and into a wholly-owned subsidiary of ACNB Corporation immediately followed by the merger of Traditions Bank with and into ACNB Bank. ACNB Bank will operate the former Traditions Bank branches as “Traditions Bank, A Division of ACNB Bank”. In connection with the close of the acquisition, Traditions stockholders received 0.7300 shares of ACNB Corporation common stock for each share of Traditions common stock that they owned as of the closing date, with cash paid in lieu of fractional shares.

In addition, at the close of the acquisition, three former Traditions directors, Eugene J. Draganosky, Elizabeth F. Carson, and John M. Polli, joined the Boards of Directors of ACNB Corporation and ACNB Bank. Mr. Draganosky has nearly 40 years of banking experience, and is the former CEO and Chair of the Board of Traditions and Traditions Bank, having held those roles since 2017 and 2023, respectively. Ms. Carson, Lead Independent Director of Traditions, joined the Traditions Bank Board in 2015, after over 30 years of banking experience in a variety of leadership roles with community and regional banks. Mr. Polli was a member of the Traditions Bank board of directors since its founding in 2002, and has nearly 40 years of diverse business expertise, from serving as a public accountant to owning, managing, and advising businesses in the transportation, real estate, and insurance industries.

ACNB Corporation

Press Release/ACNB Corporation Announces Completion of Traditions Bancorp, Inc. Acquisition

February 3, 2025

With the combination of the two organizations, and based on financial information for each organization as of December 31, 2024, ACNB Corporation will have approximately $3.26 billion in assets, $2.04 billion in deposits, and $2.36 billion in loans, and will serve its customers throughout 35 community banking offices in south central Pennsylvania and northern Maryland.

“We are pleased to announce the completion of our strategic acquisition of Traditions Bancorp, and excited to unite our teams of dedicated local bankers who are committed to their customers and communities,” stated ACNB Corporation President & Chief Executive Officer James P. Helt. “This combination brings together organizations that are unified by a shared vision, values, and a customer-centric approach to banking, to create an even stronger community bank. Importantly, our customers will benefit from expanded products and services delivered by the familiar faces they have come to know and trust. This merger positions us well to continue to grow in the attractive York and Lancaster County markets, and enhances ACNB Bank’s mortgage operations, which will now serve customers throughout our footprint as ‘Traditions Mortgage, A Division of ACNB Bank.’ Together, we look forward to continuing to deliver on our vision of being the financial services provider of choice in the communities we serve.”

Alan J. Stock, Chair of the Board of ACNB, stated “We welcome Mr. Draganosky, Ms. Carson, and Mr. Polli to the ACNB Boards of Directors, and are confident that their expertise, skills, and strong connections to the York and Lancaster market areas will enhance and complement ACNB’s current Boards of Directors. We are committed to enhancing value for our shareholders and are poised to deliver on that commitment with an experienced and knowledgeable board, a seasoned management group, and a team of bankers and professionals dedicated to a successful integration and customer experience.”

ACNB Corporation

Press Release/ACNB Corporation Announces Completion of Traditions Bancorp, Inc. Acquisition

February 3, 2025

Bybel Rutledge LLP served as legal counsel and Piper Sandler served as financial advisor to ACNB Corporation for the transaction. Pillar + Aught served as legal counsel and Stephens Inc. served as financial advisor to Traditions Bancorp, Inc.

About ACNB Corporation

ACNB Corporation, headquartered in Gettysburg, PA, is the $3.26 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and ACNB Insurance Services, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 35 community banking offices and two loan offices located in the Pennsylvania counties of Adams, Cumberland, Franklin, Lancaster and York and the Maryland counties of Baltimore, Carroll and Frederick. ACNB Insurance Services, Inc. is a full-service insurance agency with licenses in 46 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster and Jarrettsville, MD, and Gettysburg, PA. For more information regarding ACNB Corporation and its subsidiaries, please visit investor.acnb.com.

#      #      #

ACNB Corporation

Press Release/ACNB Corporation Announces Completion of Traditions Bancorp, Inc. Acquisition

February 3, 2025

FORWARD-LOOKING STATEMENTS - In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as national, regional and local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties, and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: short-term and long-term effects of inflation and rising costs on the Corporation, customers and economy; banking instability caused by bank failures and financial uncertainty of various banks which may adversely impact the Corporation and its securities and loan values, deposit stability, capital adequacy, financial condition, operations, liquidity, and results of operations; effects of governmental and fiscal policies, as well as legislative and regulatory changes; effects of new laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) and their application with which the Corporation and its subsidiaries must comply; impacts of the capital and liquidity requirements of the Basel III standards; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short-term and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; effects of economic conditions particularly with regard to the negative impact of any pandemic, epidemic or health-related crisis and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers’ ability to repay loans; effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inflation, securities market and monetary fluctuations; risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; effects of technology changes; effects of general economic conditions and more specifically in the Corporation’s market areas; failure of assumptions underlying the establishment of reserves for credit losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism or geopolitical instability; disruption of credit and equity markets; ability to manage current levels of impaired assets; loss of certain key officers; ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses; and, the other factors detailed in ACNB’s publicly-filed documents, including its Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024, and its other filings with the SEC. We caution readers not to place undue reliance on these forward-looking statements. The forward-looking statements only speak as of the date hereof, and ACNB does assume any obligation to revise, update or clarify forward-looking statements to reflect events or conditions after the date of this press release.

ACNB #2025-5

February 3, 2025